EXHIBIT 99.1

TERRA NOVA FINANCIAL GROUP, INC. PROVIDES FINANCIAL INFORMATION

             Chicago, IL - October 17, 2008 - Terra Nova Financial Group, Inc. (OTC Bulletin Board: TNFG), a specialized financial services firm that through its subsidiaries provides brokerage services and trading technologies for professional traders, hedge funds and money managers, today announced that Terra Nova Financial, LLC, its wholly owned broker dealer had experienced unusual trading by a single customer during the third quarter. Near the end of the trading day, the customer initiated a large number of program orders in excess of the customer's financial capacity. As a result of this activity, the customer incurred losses of approximately $2.8 million. None of our other clients were affected. The facet of our third party interface software, which in this one instance allowed the unusual trading, has been isolated and operational changes have been made which we believe will eliminate the possibility that any customer in the future can execute trades in excess of its financial capacity with us. Moreover, the interface software is being modified to permanently resolve the issue. The modification will not affect the reliability or functionality of our trading platform, or have any material impact on our other customers. We have, however, suspended the enrollment of new customers in the application programming interface ("API") involved in this matter. The API is the software which facilitates program trading. Terra Nova Financial is pursuing recovery of the trading losses from the customer involved, but even if the customer is unable to cover the losses, Terra Nova Financial continues to exceed all regulatory capital requirements.

             Terra Nova Chief Executive Officer Michael Nolan commented "Like many brokerage firms, we have recently experienced near record volume in extremely volatile markets. While our trading platform and risk management programs have been more than equal to the challenge, one of our customers was able to rapidly execute program trades beyond their stated financial capacity before systematic safeguards could be triggered. This has never happened before and we have implemented changes which we believe will prevent it from happening again. We continue to maintain the capital levels and resources needed to meet the trading needs of our valued customers. We look forward to serving our customers in the challenging markets we face today and in the future."

             Terra Nova Financial is regulated by the SEC, FINRA and NFA and is a member of Depository Trust Company, National Securities Clearing Corporation, Securities Investor Protection Corporation, and the Options Clearing Corporation. The firm holds trading memberships with the Nasdaq Stock Market, Chicago Stock Exchange, National Stock Exchange, American Stock Exchange, CBOE Stock Exchange, NYSE Arca Options, NYSE Arca Equities, Boston Options Exchange and International Securities Exchange.

             All statements in this presentation that are not historical are forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks. Such forward-looking statements may be identified by words such as "believe," "anticipate," "should," "intend," "plan," "will," "expect," "estimate," "project," "strategy," or similar statements. Statements reflect the Company's current views concerning future events, these forward-looking statements are subject to risks and uncertainties. These statements are based upon assumptions and assessments made by our management in light of their experience and perception of historical trends, current conditions, expected future developments and other factors our management believes appropriate. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in these forward-looking statements, including, without limitation, our ability to achieve profitable operations and to maintain sufficient cash to operate our business and meet our liquidity requirements; our ability to obtain financing, if required, on terms acceptable to us, if at all; the success of our research and development; competitive developments affecting our current products; our ability to successfully attract strategic partners and to market both new and existing products;

exposure to lawsuits and regulatory proceedings; our ability to protect our intellectual property; governmental laws and regulations affecting operations; our ability to identify and complete diversification opportunities; the impact of acquisitions, divestitures, restructurings, product withdrawals and other unusual items; and other factors detailed from time to time in our filing with the Securities and Exchange Commission. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.